UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 14, 2019

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

30-0791746

(IRS Employer Identification Number)

555 Madison Avenue, 5th Floor

New York, NY

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

E&M Distribution Agreement

On April 1, 2019, Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) entered into a comprehensive distribution agreement (the “Agreement”) with E&M Ice Cream Co. (“E&M”), an established direct store delivery food distribution company with thousands of end-use buyers through its chain of customers to which it distributes, including supermarkets, chain convenience stores, delis, pharmacies, specialty stores and the like in the New York City (“NYC”) metropolitan area marketplace (the “NYC Market”).

The thrust of the Agreement is to establish the Company’s Tauri-GumTM CBD (or cannabidiol) infused chewing gum brand in the NYC Market, with an initial penetration into 300-500 NYC based retail store locations beginning in April-May of 2019 (period: April 1, 2019 thru May 31, 2019). The Company has recently established an internal Projection, such that the expectation is that Tauri-Gum™ NYC Distribution will range between 200-250 Distinct Retail Locations by May 1, 2019. The Company has made the strategic decision to focus its initial commercialization efforts on the NYC Market because of: (a) its large population of health-conscious potential customers positioned squarely in Taur-GumTM prime target demographic, and (b) its excellent distribution relationship which, together, the Company believes will maximize its efforts to achieve a successful launch of its Tauri-GumTM brand in an efficient and cost-effective manner.

In connection with the E&M Agreement, the Company has agreed to issue a one-time issuance of 1,000,000 restricted shares the Company’s common stock, and to tender a one-time cash payment of $125,000 to E&M. This $125,000 cash component was paid in full to E&M on April 1, 2019. The foregoing equity issuance to E&M shall be completed in a prompt manner upon receipt by the Company of issuance instructions from E&M.

South Florida Region Distribution Agreement

On April 8, 2019, the Company entered into a non-exclusive distribution agreement with IRM Management Corporation (“IRM”), an established medical practice management firm (the “IRM Distribution Agreement”). The purpose of the IRM Distribution Agreement is to target our Tauri-Gum™ product to the South Florida based medical market, including chiropractors, orthopedists, as well as prospective retail customers in this geographic area.

Under terms of this IRM Distribution Agreement, the Company will work closely with IRM to promote Tauri-Gum™. In connection with this IRM Distribution Agreement, the Company has also agreed to a one-time issuance of 450,000 shares of the Company’s restricted common stock and a cash stipend of $10,000 to IRM. As of the date of this Current Report, this $10,000 cash stipend has not yet been paid.

2019 GS Capital Debenture

On March 14, 2019, the Company entered into a 12-month $300,000 principal face value 8.0% (per annum) convertible debenture (“GS Capital Note”) with GS Capital Partners, LLC (the “Holder”), with a maturity date of March 13, 2020. The GS Capital Note carries $20,000 original issue discount (OID) and, as such, the initial net proceeds to the Company was $280,000. The Holder is entitled, at its option, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock at a price for each share of Common Stock equal to 68% of the lowest daily VWAP of the Common Stock as reported on the National Quotations Bureau OTC Markets exchange for the fifteen (15) prior trading days. The GS Capital Note may be redeemed by the Company during the first six months from execution, as follows: (i) if the redemption is within the first 90 days, then for an amount equal to 120% of the unpaid principal amount, with any accrued interest; (ii) if the redemption is after the 91st day, but less than the 180th day, then for an amount equal to 133% of the unpaid principal amount, with any accrued interest. The GS Capital Note may not be redeemed after 180 days from the date of execution.

The Company entered into the GS Capital Note in lieu of accepting additional private placement capital at lower valuations. In addition, the Company believes that this debt transaction has the potential to be less dilutive to shareholders in the long term than accepting additional equity private placement capital at the time of execution.

The foregoing descriptions of the E&M Agreement, the IRM Distribution Agreement and the GS Capital Note and the Securities Purchase Agreement (under which the GS Capital Note was issued) are not complete and are qualified in their entirety by reference to the provisions of the E&M Agreement, the IRM Distribution Agreement and the GS Capital Note and the Securities Purchase Agreement, filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed on the Company’s Quarterly Report on Form 10-Q (filed on January 29, 2019), on January 23, 2019, the Company and Eagle Equities, LLC (“Eagle Equities”) consummated entry into a securities purchase agreement whereby the Company borrowed $62,000 under a one-year term convertible note (“Note”). The Note was convertible into restricted stock of the Company by Eagle Equities at a conversion price for each share of Common Stock equal to 65% of the average of the two lowest closing bid prices of the Common Stock as reported on the National Quotations Bureau OTC Markets exchange. The Company was also permitted to repay the Note in cash, plus interest and a prepayment premium, at any time within the first 180 days of entry into the Note. On March 25, 2019, the Company attempted to prepay the Note in cash (with a 25% premium and interest - as required under the Note – for a total of $78,550.55); however, Eagle Equities declined the offer and converted its entire Note into an aggregate of 1,391,045 shares of restricted common stock of the Company (which shall remain restricted under Rule 144 for six months from January 23, 2019). As a result, the Note is now fully repaid and retired and no further obligations or remuneration is due and owing thereunder.

Item 3.02 Unregistered Sales of Equity Securities

During late February of 2019, the Company commenced a strategic private placement, the primary purpose of which was intended finance the following operational matters related to our Tauri-Gum™ product: increasing production of our product inventory, funding of research & development initiatives, entering into distribution agreements, augmenting our digital artwork and graphic design projects, formulating a special miniaturized airport version of Tauri-Gum™, and for general corporate and working capital purposes. On April 12, 2019, the Company executed a Securities Purchase Agreement (the private placement “SPA”) with a number of individual and institutional “accredited investors” (within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended, the “Act”) to consummate the private placement resulting in aggregate gross proceeds to the Company of $335,200. A number of the investors include an owner of a Northeastern supermarket chain, as well as executives in the food distribution and medical practice management networks. Pursuant to the terms of the SPA, the Company is contractually obligated to issue 4,366,667 shares of its restricted common stock pursuant to Regulation D of the Act (these shares will be issued in the very near term). No warrants were offered or issued in connection with this above-referenced private placement. While the Company had been offered greater aggregate gross proceeds on the same foregoing terms, it determined to accept only the private placement capital noted above, being mindful of dilution and maintaining shareholder value through the execution of its business plan and initiatives.

The foregoing descriptions of the SPA is qualified in its entirety by reference to the provisions of the SPA, filed as Exhibit 4.5 to this Current Report on Form 8-K, which is incorporated herein by reference.

In connection with the entry into the Agreement with E&M, the Company agreed to issue 1,000,000 shares of restricted common stock to E&M. The relevant description of such issuance set forth in Item 1.01 of this Current Report is hereby incorporated by reference in this Item 3.02.

In connection with the entry into the IRM Distribution Agreement, the Company agreed to issue 450,000 shares of restricted common stock of the Company to IRM. The relevant description of the IRM Distribution Agreement and share issuance description set forth in Item 1.01 of this Current Report is hereby incorporated by reference in this Item 3.02.

In connection with the conversion and retirement of the Eagle Equities Note, the Company issued an aggregate of 1,391,045 shares of restricted common stock of the Company, the description of which is incorporated herein by reference into this Item 3.02.

In connection with the GS Capital Note and the securities purchase agreement related thereto, the Company issued a debenture convertible into unregistered shares of the Company’s Common Stock. The description of the GS Capital Note set forth in Item 1.01, and the complete terms of the debenture and the securities purchase agreement, each annexed as exhibits hereto, are incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

Fulfillment of Initial Distributor Order

As noted in the Company’s March 18, 2019 press release, the Company had received payment of $54,000 on March 25, 2019 from E&M in connection with the purchase order received by the Company on March 15, 2019. The Company has since delivered its Tauri-Gum™ product pursuant to this purchase order of 600 retail boxes (or 6,000 blister packs). The performance obligations, pursuant to revenue recognition (as defined in: ASC 606 in the Regulations), were all satisfied prior to March 31, 2019 (the end of the Company’s Fiscal Year 2019). Therefore, this $54,000 of revenue was realized by the Company during its 4th Fiscal Quarter of 2019, as will be set forth in the Company Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

Independent Laboratory Testing

The Company, following extensive discussions with its contract manufacturer, continues to retain an independent laboratory to confirm the THC content (inclusive of microbiology) and composition of each production batch of its CBD infused Tauri-Gum™ chewing gum product line. Tetrahydrocannabinol, or THC, is the main active ingredient of cannabis.

The Company strives to consistently manufacture and package its production batch(es) of Tauri-Gum™ for sale to the retail marketplace and, in so doing, requires that the following is confirmed with each production batch:

1.	Each piece of chewing gum must contain 10 milligrams (“mg”) of CBD Isolate;
2.	THC Content of 0% ; and
3.	Clear for all microbiology.

As a result of the above, as well as the other components of the Tauri-Gum™ manufacturing process, the Company’s cost of production (for each Tauri-Gum™ blister pack) is approximately $6.00 per blister pack, excluding one-time initial costs that were requisite for the formulation, production calibration, and packaging of the product/product line (in terms of graphic artwork and design).

Additional Manufacturing Order of Tauri-Gum™ Placed

On April 8, 2019, the Company ordered its fourth production batch (8,750 blister packs) of Tauri-Gum™, for which the Company has already paid 50% of the contract cost to its manufacturer (Per Os Bio, LLC). Following completion of this latest production batch, the Company will have 26,250 blister packs of inventory on hand (which may be less based on customer orders placed between the date of this Current Report and the completion of this latest order). As of April 10, 2019, the Company has fully paid for the entirety of its first three production runs (or 26,200 units), as well as the first half of this latest batch, as noted above.

Like all product related companies, the Company is mindful of balancing its responsibility to produce sufficient inventory for near term order delivery, while not over-producing to the extent that it could be detrimental financially in the near term. The product expiration date for the Company’s initial three production tranches: February 28, 2021.

“Airport” Version of Tauri-Gum™

In connection with the Company’s recent announcement of an increased research development budget aimed at continually enhancing its Tauri-Gum™ product line, the Company announced on April 9, 2019 that it is developing a special miniaturized version of Tauri-Gum™ for sale at airport retail stores. The Company envisions this Airport version consisting of a miniaturized blister pack (containing three pieces of its CBD Infused gum), with an anticipated retail price of $6.99 per unit. The Company is in the process of miniaturizing the graphic design and label wording, to correlate with this newest proposed product version. The Company believes that the airport market segment represents a potentially lucrative opportunity for the Company because of the well-known benefits of chewing gum while flying on airplanes. The act of chewing gum (any type of gum) equalizes the air pressure in the middle ear, thereby helping to alleviate the intensity of headaches and ear related discomfort (often experienced by air travelers).

The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibits furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

The April 1, 2019 press release announcing entry into the E&M distribution agreement, the April 9, 2019 Press Release announcing the Company’s increased research and development budget, and the March 18, 2019 press release announcing the $54,000 purchase order are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 9.01 Exhibits Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	Distribution Agreement between the Company and E&M Ice Cream Co., dated April 1, 2019
4.2	Distribution Agreement between the Company and IRM Management Corporation, dated April 8, 2019
4.3	GS Capital Note, dated March 14, 2019
4.4	Securities Purchase Agreement (GS Capital Note), dated March 14, 2019
4.5	Securities Purchase Agreement (Form of Private Placement), dated April 12, 2019
99.1	Press Release, dated April 1, 2019
99.2	Press Release, dated April 9, 2019
99.3	Press Release, dated March 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2019

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer